UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2006

VIEWSONIC CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50730	95-4120606

(State or Other Jurisdiction ofIncorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Brea Canyon Road
Walnut, California 91789
(Address of principal executive offices, including zip code)

(909) 444-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On July 7, 2006, ViewSonic Corporation (the “Company’) issued an aggregate of 3,300,000 shares of its Series C Preferred Stock to Intel Capital Corporation, a Cayman Islands company (“Intel), pursuant to the exercise of an outstanding warrant, dated January 10, 2002. The warrant had an exercise price of $0.01 per share and Intel paid an aggregate of $33,000.00 for the shares of Series C Preferred Stock. The Company relied upon Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, for the issuance of the Series C Preferred Stock to Intel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWSONIC CORPORATION

Dated: July 13, 2006	By:	/s/ James A. Morlan
James A. Morlan
Chief Financial Officer